ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                 ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

April 29, 1999

Dear Shareholder:

This semi-annual report contains investment results and market activity for Alliance Short-Term U.S. Government Fund for the periods ended February 28, 1999.

INVESTMENT RESULTS
The following table shows how your Fund performed during the six- and 12-month periods ended February 28, 1999. For comparison, we have included performance for the Lehman Brothers (LB) 1-3 Year Government Bond Index and the LB 3-Month Treasury Bellwether Index. The LB 1-3 Year Government Bond Index provides a broad-based comparison for the Fund, while the LB 3-Month Treasury Bellwether Index is a good narrow-based benchmark given its short-term orientation.

The performance of the Fund's Class A shares was dampened by our allocation to adjustable-rate and non-agency mortgage securities. As interest rates fell, increased prepayments in adjustable and non-agency mortgage securities impaired performance. In addition, performance of our non-agency holdings was impacted by spread widening across all non-U.S. Treasury sectors (spread sectors) in the third quarter of 1998 when market turmoil moved from Asia to Russia and Latin America.


INVESTMENT RESULTS*
Periods Ended February 28, 1999

                                 TOTAL RETURNS
                             6 MONTHS      12 MONTHS
                             -------       ---------
ALLIANCE SHORT-TERM U.S.
  GOVERNMENT FUND
  Class A                       1.82%          3.85%
  Class B                       1.52%          3.22%
  Class C                       1.42%          3.12%

LEHMAN BROTHERS
  1-3 YEAR GOVERNMENT
  BOND INDEX                    2.06%          5.79%

LEHMAN BROTHERS
  3 MONTH TREASURY
  BELLWETHER INDEX              2.35%          5.14%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF FEBRUARY 28, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS COMPOSED OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS. THE LEHMAN BROTHERS 3-MONTH TREASURY BELLWETHER INDEX MEASURES PERFORMANCE OF 3-MONTH TREASURY BILLS. U.S. TREASURY SECURITIES ARE GUARANTEED AS TO PRINCIPAL AND INTEREST IF HELD TO MATURITY WHEREAS THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
During the six-month period ended February 28, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. Despite an unprecedented wave of financial shocks both at home and abroad, overall U.S. economic growth remained strong, while inflation, interest rates and unemployment reached historic lows. Strong consumer demand and productivity growth were the driving forces behind the expansion. However, the manufacturing sector continued to be negatively affected by weaker exports as economies outside the U.S. continued to slow. The Federal Reserve cut interest rates at the beginning of the period when the risk of an economic slowdown outweighed the risk of inflation.

The U.S. bond market recorded modest returns over the six months ended February 28, 1999. At the beginning of the period, the U.S. bond market climbed as investors continued to seek safety from global market turmoil. However, as interest rate cuts and stronger-than-expected U.S. economic growth restored investor confidence, the bond market lost its "safe-haven" appeal. Investors moved back into higher-yielding assets and the equity market resumed its climb into record breaking territory. Later in the period, bond market returns were further dampened as additional positive economic news made it increasingly unlikely that the Federal Reserve would cut interest rates.


1


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

Among the sectors of the U.S. bond market, the mortgage and corporate sectors recorded the strongest performance, while the U.S. treasury market recorded the weakest performance. The mortgage sector performed poorly at the beginning of the period as interest rates reached record lows and prepayment expectations increased. However, as interest rates stabilized and subsequently began to rise, prepayment expectations fell and investors moved back into the mortgage sector in search of yield. Similarly, the corporate sector began the period performing poorly in the risk-adverse environment. But, as the situation stabilized and corporate earnings remained healthy, investors also moved back into the corporate sector. However, yield spreads (the difference in yield between Treasury securities and non-Treasury securities) have still not recovered to the tight levels reached prior to August of 1998.

INVESTMENT STRATEGY
We added to Cost of Funds Index (COFI) adjustable-rate mortgage securities
(ARMs) in September of 1998 because we believed the lagging reset of the COFI would perform well as Treasury rates fell. In November of 1998, we reduced leverage by selling non-agency ARMs and collateralized mortgage obligations
(CMOs) as their spreads narrowed relative to the London Interbank Offered Rate (LIBOR). In addition, we purchased 15-year Federal National Mortgage Association 7% based on expectations of well-behaved prepayments and modest supply. In December of 1998, we sold Government National Mortgage Association ARMs and moved into premium, fixed-rate mortgage-backed securities. Finally, we held a position in floating-rate asset-backed securities throughout the period. We believe this sector is poised for superior performance in the first half of 1999 as credit spreads tighten.

OUTLOOK
We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth should continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to remain strong in 1999, while inflation and interest rates remain low. In this economic environment, it is unlikely that the Federal Reserve will cut interest rates.

In the U.S. fixed-income market, spread sectors (non-Treasury sectors) will provide opportunities as economic and financial markets continue to strengthen. We expect the "safe-haven" premium on Treasuries to diminish somewhat, but Treasuries will perform well given their attractiveness to foreign investors, a low inflationary environment and investor sentiment to constrain risk. We expect the mortgage-backed sector to provide benefits due to their attractive valuations and slower prepayment levels as mortgage rates have risen slightly and we enter a period of slower refinancing.

Thank you for your continued interest and investment in Alliance Short-Term U.S. Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President


Jeffrey S. Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

Alliance Short-Term U.S. Government Fund seeks high current income consistent with the preservation of capital and invests primarily in a diversified portfolio of U.S. Government securities.


INVESTMENT RESULTS
NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       3.85%         -0.52%
Five Years                     3.75%          2.85%
Since Inception*               4.41%          3.76%
SEC Yield**                    4.56%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       3.22%          0.27%
Five Years                     3.03%          3.03%
Since Inception* (a)           3.74%          3.74%
SEC Yield**                    4.20%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       3.12%          2.14%
Five Years                     2.99%          2.99%
Since Inception*               2.91%          2.91%
SEC Yield**                    4.20%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1998)

                              CLASS A         CLASS B        CLASS C
                              -------         -------        -------
1 Year                         -0.42%          0.37%          2.24%
5 Years                         2.79%          2.97%          2.93%
Since Inception*                3.74%          3.77%          2.89%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/4/92 Class A and Class B; 8/2/93 Class C.

**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
February 28, 1999.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


3


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1999 (UNAUDITED)          ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-63.6%
COLLATERALIZED MORTGAGE OBLIGATIONS-30.3%
FIXED RATE-23.5%
Federal Home Loan Mortgage Corp.
  Series 1998-7 Cl. A
  6.00%, 3/18/25                                  $ 466       $  464,123
  Series 1997-80 Cl. DA
  6.50%, 3/18/24                                  1,567        1,575,758
  Series 2047 Cl. WA
  6.80%, 8/15/26                                    916          914,476
  Series 2012 Cl. A
  6.90%, 4/15/26                                    780          779,712
  Series 1923 Cl. B
  7.00%, 1/15/23                                    600          601,314
  Series 2058 Cl. A
  7.00%, 1/17/25                                    611          613,661
  Series 2072 Cl. CA
  7.50%, 10/15/27                                   419          422,044
Federal National Mortgage Association
  Series 1996-68 Cl. B
  6.50%, 5/18/17                                    328          329,733
  Series 1997-53 Cl. PA
  6.50%, 10/18/15                                   500          500,000
  Series 1997-24 Cl. C
  7.00%, 9/18/22                                    273          275,581
  Series 1997-42 Cl. EA
  7.25%, 3/18/26                                    355          357,749
ICI Funding Corp.
  Series 1997-1 Cl. A2
  9.00%, 3/25/28                                    146          146,692
  Series 1997-2 Cl. 1A9
  9.50%, 7/25/28                                     68           69,047
                                                             ------------
                                                               7,049,890

ADJUSTABLE RATE-6.8%
Bear Stearns Mortgage Securities, Inc.
  Series 1996-8 Cl. A7
  5.47%, 11/25/27 (a)                                64           63,980
Commercial Loan Funding Trust
  Series I Cl. A
  5.20%, 8/15/05 (a) (b)                            163          161,984
Federal Home Loan Mortgage Corp.
  Series 1928 Cl. F
  5.50%, 12/15/24 (a)                               225          225,780
Federal National Mortgage Association
  Series 1993-639 Cl. F
  5.29%, 8/25/16 (a)                                378          378,481
  Series 1997-57 Cl. FA
  5.37%, 9/18/27 (a)                                141          140,842
  Series 1992-204 Cl. FA
  5.69%, 10/25/22 (a)                               413          416,652
Imperial CMB Trust
  Series 1997-2 Cl. M1
  5.44%, 12/25/27 (a)                               379          375,018
Salomon Brothers Mortgage Securities VII, Inc.
  Series 1996-AFF1 Cl. A1
  6.16%, 1/25/26 (a)                                285          284,780
Sears Mortgage Securities Corp.
  Series 1992-16B Cl. A2
  7.10%, 9/25/22 (a)                                  0               26
                                                             ------------
                                                               2,047,543

Total Collateralized Mortgage Obligations
  (cost $9,141,943)                                            9,097,433


4


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________



                                              PRINCIPAL
                                               AMOUNT
                                                (000)             VALUE
-------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION-22.7%
  5.90%, 4/01/17 (a)                             $   65       $   65,556
  5.94%, 11/01/28 (a)                                29           28,901
  5.95%, 11/01/35 (a)                               455          458,102
  5.97%, 5/01/27 (a)                                 86           86,326
  7.00%, 5/01/11                                  2,337        2,382,558
  7.00%, 12/01/99 (a)                               700          713,559
  7.01%, 7/01/25                                    815          826,689
  7.16%, 9/01/27                                    222          224,450
  7.22%, 6/01/26                                    247          250,224
  7.33%, 11/01/26                                   283          287,263
  7.50%, 11/01/27-12/01/99                        1,452        1,490,308
                                                             ------------

Total Federal National Mortgage Association
  (cost $6,845,903)                                            6,813,936

FEDERAL HOME LOAN MORTGAGE CORP.-5.3%
  7.31%, 2/01/26 (a)                                557          561,270
  12.00%, 10/01/09-2/01/14                          901        1,040,877
                                                             ------------

Total Federal Home Loan Mortgage Corp.
  (cost $1,619,732)                                            1,602,147

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-5.3%
  6.13%, 11/20/26                                 1,361        1,376,254
  6.13%, 12/20/26                                   208          209,960
                                                             ------------

Total Government National Mortgage Association
  (cost $1,589,723)                                            1,586,214

Total Mortgage-Related Securities
  (cost $19,197,301)                                          19,099,730

ASSET BACKED SECURITIES-23.8%
Access Financial Mortgage Loan Trust
  Series 1997-3 Cl. A7
  5.21%, 10/18/27 (a)                               284          283,727
Advanta Credit Card Master Trust
  Series 1996-C Cl. A
  5.34%, 11/15/03 (a)                               350          349,450
Advanta Mortgage Loan Trust
  Series 1981-1 Cl. A7
  5.15%, 3/25/28 (a)                                797          794,238
Amresco Residential Securities Mortgage
  Loan Trust
  Series 1998-3 Cl. A7
  5.18%, 4/25/06 (a)                                860          851,995
Chase Mortgage Finance Corp.
  Series 1998-S2 Cl. A1
  6.50%, 6/25/28                                    800          804,504
Contimortgage Home Equity Loan Trust
  Series 1998-2 Cl. A2A
  6.15%, 3/15/13                                    579          578,628
Countrywide Home Equity Loan Trust
  Series 1998-Cl. CTFS
  5.12%, 10/15/24 (a)                               373          369,339
IMC Home Equity Loan Trust
  Series 1998-3 Cl. A3
  6.16%, 5/20/14                                    700          699,566
ITT Federal Bank, fsb
  Series 1994-P1 Cl. A1
  7.28%, 6/25/24 (a) (b)                            154          155,635
Providian Master Trust
  Series 1997-1 Cl. A3
  5.03%, 5/15/06 (a)                              1,000          997,030


5


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
                                                (000)             VALUE
-------------------------------------------------------------------------------
Residential Funding Mortgage Securities I
  Series 1997-HS2 Cl. A
  4.94%, 9/20/22 (a)                             $  547    $     540,168
Saxon Asset Securities Trust
  Series 1998-2 Cl. AV1
  5.10%, 2/25/28 (a)                                754          744,190

Total Asset Backed Securities
  (cost $7,187,314)                                            7,168,470
                                                             ------------

U.S. GOVERNMENT OBLIGATIONS-11.0%
U.S. Treasury Notes
  4.50%, 1/31/01 (c)                              2,600        2,568,722
  4.63%, 11/30/00                                   750          743,085
                                                             ------------

Total U.S. Government Obligations
  (cost $3,327,198)                                            3,311,807

REPURCHASE AGREEMENT-5.0%
State Street Bank and Trust Co.
  4.84%, dated 2/26/99, $1,500,605
  due 3/01/99, collateralized by
  $1,530,000 FNMA, 4.85%, 11/20/00
  (cost $1,500,000)                               1,500        1,500,000

COMMERCIAL PAPER-1.7%
Wood Street Funding Corp.
  4.90%, 3/01/99
  (cost $500,000)                                   500          500,000

TOTAL INVESTMENTS-105.1%
  (cost $31,711,813)                                          31,580,007
Other assets less liabilities-(5.1%)                          (1,529,697)
                                                             ------------

NET ASSETS-100%                                            $  30,050,310


(a) Adjustable rate mortgages; stated interest rate in effect at February 28, 1999.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1999, these securities amounted to $317,619 or 1.1% of net assets.

(c) Security, or portion thereof, with an aggregate market value of $1,108,000 have been segregated to collateralize reverse repurchase agreements

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)          ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $30,211,813)          $ 30,080,007
  Repurchase agreement (cost $1,500,000)                             1,500,000
  Cash                                                                 254,325
  Receivable for investment securities sold                          1,398,461
  Receivable for shares of beneficial interest sold                    848,357
  Interest receivable                                                  188,585
  Total assets                                                      34,269,735

LIABILITIES
  Payable for investment securities purchased                        2,995,538
  Reverse repurchase agreement                                       1,092,192
  Dividends payable                                                     32,595
  Distribution fee payable                                              17,913
  Management fee payable                                                 5,414
  Payable for shares of beneficial interest redeemed                        63
  Accrued expenses                                                      75,710
  Total liabilities                                                  4,219,425

NET ASSETS                                                        $ 30,050,310

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                                    $31
  Additional paid-in capital                                        31,122,087
  Distributions in excess of net investment income                     (97,250)
  Accumulated net realized loss on investment transactions            (833,840)
  Net unrealized depreciation of investments and other assets         (140,718)
                                                                  $ 30,050,310

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($7,402,422 / 787,913 shares of beneficial interest
    issued and outstanding)                                              $9.39
  Sales charge--4.25% of public offering price                             .42
  Maximum offering price                                                 $9.81

  CLASS B SHARES
  Net asset value and offering price per share
    ($14,868,772 / 1,559,059 shares of beneficial interest
    issued and outstanding)                                              $9.54

  CLASS C SHARES
  Net asset value and offering price per share
    ($7,779,116 / 816,888 shares of beneficial interest
    issued and outstanding)                                              $9.52


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                           $ 881,277

EXPENSES
  Advisory fee                                        $ 72,418
  Distribution fee - Class A                             9,008
  Distribution fee - Class B                            68,743
  Distribution fee - Class C                            32,900
  Custodian                                             56,279
  Registration                                          33,533
  Printing                                              21,356
  Transfer agency                                       21,093
  Audit and legal                                       15,393
  Trustees' fees                                         9,456
  Miscellaneous                                            590
  Total expenses                                       340,769
  Less: expenses waived and reimbursed
    by Adviser (See Note B)                            (85,282)
  Net expenses                                         255,487
  Interest expense                                      33,390
  Total expenses including interest expense                            288,877
  Net investment income                                                592,400

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                         (83,205)
  Net change in unrealized depreciation of
    investments and other assets                                      (110,271)
  Net loss on investments                                             (193,476)

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $ 398,924


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED         YEAR ENDED
                                            FEB. 28, 1999            AUGUST 31,
                                             (UNAUDITED)               1998
                                           ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                      $    592,400         $    756,194
  Net realized loss on investment
    transactions                                  (83,205)            (133,830)
  Net change in unrealized
    depreciation of investments and
    other assets                                 (110,271)             (28,689)
  Net increase in net assets
    from operations                               398,924              593,675

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (164,743)            (274,620)
    Class B                                      (326,640)            (281,947)
    Class C                                      (156,058)            (199,627)
  Tax return of capital
    Class A                                            -0-             (18,747)
    Class B                                            -0-             (19,247)
    Class C                                            -0-             (13,628)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase                                  8,862,960            6,278,281
  Total increase                                8,614,443            6,064,140

NET ASSETS
  Beginning of year                            21,435,867           15,371,727
  End of period                              $ 30,050,310         $ 21,435,867


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)          ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term U.S. Government Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), organized as a Massachusetts Business Trust on March 29, 1987, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean of the bid and asked prices on that day's closing. Securities traded on the over-the-counter market are valued at the mean of the current bid and asked prices reported by NASDAQ, the National Quotation Bureau or other comparable sources deemed appropriate to reflect the fair market value thereof. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discount as an adjustment to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees than Class A. Expenses of the Trust are charged to each Fund in proportion to settled shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of


10


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

capital at year end. At this time, the amount of this tax return of capital is not estimable.

6. REPURCHASE AGREEMENT
The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102% of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with the respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.40%, 2.10% and 2.10% of the daily average net assets for the Class
A, Class B and Class C shares, respectively. For the six months ended February 28, 1999, the Adviser waived all advisory fees and bore additional operating expenses in the amount of $85,282.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $14,004 for the six months ended February 28, 1999.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,060 from the sales of Class A shares and $17,556, and $4,871 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended February 28, 1999.

Accrued expenses includes $17,023 owed to a Trustee under the Trust's deferred compensation plan.


NOTE C: DISTRIBUTION PLANS
The Trust has adopted a plan of distribution for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30 of 1% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activites.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)

                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $8,860,064 and $6,120,560, respectively, for the six months ended February 28, 1999. There were purchases of $30,297,029 and sales of $17,664,247 of U.S. government and government agency obligations for the six months ended February 28, 1999.

At February 28, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,821 and gross unrealized depreciation of investments was $141,627 resulting in net unrealized depreciation of $131,806.

At August 31, 1998, the Fund had net capital loss carryforward of $631,135 of which $44,110 expires in the fiscal year ending 2001, $36,136 expires in the fiscal year ending 2002, $522,417 expires in the fiscal year ending 2003, $14,141 expires in the fiscal year ending 2004 and $14,331 expires in the fiscal year ending 2006 to the extent provided by the regulations. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October losses of $119,499 for the year ended August 31, 1998.


NOTE E: SHARES OF BENEFICIAL INTEREST
There are an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     FEB. 28, 1999   AUGUST 31,   FEB. 28, 1999    AUGUST 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,096,989     2,479,220    $ 10,355,690    $ 23,780,868
Shares issued in
  reinvestment of
  dividends and
  distributions           12,839        19,158         121,098         183,032
Shares converted
  from Class B             1,782        28,866          16,733         275,890
Shares redeemed         (907,440)   (2,348,787)     (8,572,206)    (22,525,423)
Net increase             204,170       178,457    $  1,921,315    $  1,714,367

CLASS B
Shares sold            1,884,522     1,141,000    $ 18,070,487    $ 11,027,623
Shares issued in
  reinvestment of
  dividends and
  distributions           24,736        22,555         236,794         218,460
Shares converted to
  Class A                 (1,754)      (28,483)        (16,733)       (275,890)
Shares redeemed       (1,473,509)     (673,074)    (14,115,075)     (6,524,245)
Net increase             433,995       461,998    $  4,175,473    $  4,445,948

CLASS C
Shares sold              849,540       408,212    $  8,126,795    $  3,945,097
Shares issued in
  reinvestment of
  dividends and
  distributions           12,717        19,127         121,563         185,026
Shares redeemed         (573,425)     (414,401)     (5,482,186)     (4,012,157)
Net increase             288,832        12,938    $  2,766,172    $    117,966


12


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of February 28, 1999, the Fund had entered into the following reverse repurchase agreements:

       AMOUNT              BROKER          INTEREST RATE          MATURITY
     ----------       ---------------      -------------       -------------
     $1,091,750       Lehman Brothers           3.65%          March 2, 1999

For the six months ended February 28, 1999, the maximum amount of reverse repurchase agreements was $4,859,812, the average amount outstanding was approximately $1,377,382, and the daily weighted average interest rate was 4.854%.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 1999.


13


FINANCIAL HIGHLIGHTS                   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                              -------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                                                    MAY 1, 1994     YEAR
                                               FEB. 28,                  YEAR ENDED AUGUST 31,             THROUGH       ENDED
                                                 1999       ------------------------------------------    AUGUST 31,    APRIL 30,
                                              (UNAUDITED)     1998        1997        1996        1995      1994(A)       1994
                                              -----------   -------     -------     -------     -------  -----------   ----------
Net asset value, beginning of period            $ 9.48      $ 9.63      $ 9.66      $ 9.70      $ 9.67      $ 9.77      $10.22

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                          .24(c)      .49(c)      .47(c)      .47         .42         .14         .35
Net realized and unrealized gain (loss)
  on investment transactions                      (.07)       (.11)        .03        (.02)        .05        (.09)       (.29)
Net increase in net asset
  value from operations                            .17         .38         .50         .45         .47         .05         .06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                          (.26)       (.50)       (.46)       (.49)       (.41)       (.12)       (.42)
Dividends in excess of net
  investment income                                 -0-         -0-         -0-         -0-       (.03)         -0-       (.01)
Tax return of capital                               -0-       (.03)       (.07)         -0-         -0-       (.03)       (.08)
Distributions from net
  realized gains                                    -0-         -0-         -0-         -0-         -0-         -0-         -0-
Total dividends and distributions                 (.26)       (.53)       (.53)       (.49)       (.44)       (.15)       (.51)
Net asset value, end of period                  $ 9.39      $ 9.48      $ 9.63      $ 9.66      $ 9.70      $ 9.67      $ 9.77

TOTAL RETURN
Total investment return based on
  net asset value (d)                             1.82%       4.04%       5.29%       4.71%       5.14%        .53%        .52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $7,402      $5,535      $3,901      $3,455      $2,997      $2,272      $2,003
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                                1.40%(e)    1.41%(f)    1.40%       1.40%       1.40%       1.40%(e)    1.27%
  Interest expense on reverse
    repurchase agreements                          .25%(e)     .42%        .01%        .13%         -0-         -0-         -0-
  Expenses, before waivers/
    reimbursements                                2.29%(e)    2.81%       2.42%       3.04%       3.71%       2.95%(e)    2.17%
  Net investment income                           5.08%(e)    5.00%       4.90%       4.85%       4.56%       3.98%(e)    4.41%
Portfolio turnover rate                             88%        206%         65%        110%         15%        144%         55%


See footnotes on page 16.


14


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                              -------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                                                    MAY 1, 1994     YEAR
                                               FEB. 28,                  YEAR ENDED AUGUST 31,             THROUGH       ENDED
                                                 1999       ------------------------------------------    AUGUST 31,    APRIL 30,
                                              (UNAUDITED)     1998        1997        1996        1995      1994(A)       1994
                                              -----------   -------     -------     -------     -------  -----------   ----------
Net asset value, beginning of period            $ 9.62      $ 9.74      $ 9.77      $ 9.81      $ 9.78      $ 9.88      $10.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                          .21(c)      .42(c)      .41(c)      .41         .36         .10         .40
Net realized and unrealized gain (loss)
  on investment transactions                      (.06)       (.08)        .02        (.03)        .04        (.07)       (.39)
Net increase in net asset
  value from operations                            .15         .34         .43         .38         .40         .03         .01

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                          (.23)       (.43)       (.39)       (.42)       (.34)       (.11)       (.35)
Dividends in excess of net
  investment income                                 -0-         -0-         -0-         -0-       (.03)         -0-       (.01)
Tax return of capital                               -0-       (.03)       (.07)         -0-         -0-       (.02)       (.08)
Distributions from net
  realized gains                                    -0-         -0-         -0-         -0-         -0-         -0-         -0-
Total dividends and distributions                 (.23)       (.46)       (.46)       (.42)       (.37)       (.13)       (.44)
Net asset value, end of period                  $ 9.54      $ 9.62      $ 9.74      $ 9.77      $ 9.81      $ 9.78      $ 9.88

TOTAL RETURN
Total investment return based on
  net asset value (d)                             1.52%       3.52%       4.45%       3.89%       4.32%        .28%        .03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                              $14,869     $10,827      $6,458      $6,781      $6,380      $6,281      $7,184
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                                2.10%(e)    2.11%(f)    2.10%       2.10%       2.10%       2.10%(e)    2.05%
  Interest expense on reverse
    repurchase agreements                          .25%(e)     .45%        .01%        .13%         -0-         -0-         -0-
  Expenses, before waivers/
    reimbursements                                3.02%(e)    3.63%       3.10%       3.74%       4.33%       3.60%(e)    3.21%
  Net investment income                           4.33%(e)    4.49%       4.13%       4.11%       3.82%       3.22%(e)    3.12%
Portfolio turnover rate                             88%        206%         65%        110%         15%        144%         55%


See footnotes on page 16.

15


FINANCIAL HIGHLIGHTS (CONTINUED)       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS c
                                              -------------------------------------------------------------------------------
                                              SIX MONTHS                                                                AUGUST 2,
                                                ENDED                                                    MAY 1, 1994     1993(G)
                                               FEB. 28,                  YEAR ENDED AUGUST 31,             THROUGH         TO
                                                 1999       ------------------------------------------    AUGUST 31,    APRIL 30,
                                              (UNAUDITED)     1998        1997        1996        1995      1994(A)       1994
                                              -----------   -------     -------     -------     -------  -----------   ----------
Net asset value, beginning of period            $ 9.61      $ 9.73      $ 9.76      $ 9.80      $ 9.77      $ 9.87      $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                          .21(c)      .42(c)      .41(c)      .40         .34         .10         .26
Net realized and unrealized gain (loss)
  on investment transactions                      (.07)       (.08)        .02        (.02)        .06        (.07)       (.42)
Net increase (decrease) in net asset
  value from operations                            .14         .34         .43         .38         .40         .03        (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                          (.23)       (.43)       (.39)       (.42)       (.34)       (.11)       (.25)
Dividends in excess of net
  investment income                                 -0-         -0-         -0-         -0-       (.03)         -0-       (.01)
Tax return of capital                               -0-       (.03)       (.07)         -0-         -0-       (.02)       (.05)
Total dividends and distributions                 (.23)       (.46)       (.46)       (.42)       (.37)       (.13)       (.31)
Net asset value, end of period                  $ 9.52      $ 9.61      $ 9.73      $ 9.76      $ 9.80      $ 9.77      $ 9.87

TOTAL RETURN
Total investment return based on
  net asset value (d)                             1.42%       3.53%       4.45%       3.90%       4.33%        .28%      (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $7,779      $5,074      $5,012      $4,850      $5,180      $7,128      $8,763
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                                2.10%(e)    2.11%(f)    2.10%       2.10%       2.10%       2.10%(e)    2.10%(e)
  Interest expense on reverse
    repurchase agreements                          .26%(e)     .45%        .01%        .12%         -0-         -0-         -0-
  Expenses, before waivers/
    reimbursements                                2.97%(e)    3.58%       3.09%       3.72%       4.23%       3.64%(e)    3.10%(e)
  Net investment income                           4.33%(e)    4.48%       4.15%       4.11%       3.80%       3.26%(e)    2.60%(e)
Portfolio turnover rate                             88%        206%         65%        110%         15%        144%         55%


(a)  The Fund changed its fiscal year end from April 30 to August 31.

(b)  Net of fees waived and expenses reimbursed by Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended August 31, 1998, the ratio of expenses net of waivers and reimbursements would have been 1.40%, 2.10%, and 2.10% for Class A, Class B and Class C shares, respectively.

(g)  Commencement of distribution.


16


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
WILLIAM H. FOULK, JR. (1)
BRENTON W. HARRIES (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., CLERK
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
ROPES & GRAY
One International Place
Boston, MA 02110-2624

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


17


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Trust Portfolio
    Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


18


ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMUSGSR